                                                                    EXHIBIT 10.1
                             AMENDMENT NUMBER TWO


     THIS AMENDMENT NUMBER TWO to the Supply and Service Agreement between MCI Telecommunications Corporation ("MCI") and CellStar, Ltd. ("CellStar"), is entered into as of this 30th day of March, 1997.

     WHEREAS, MCI and CellStar (the "Parties") entered into the Supply and Service Agreement as of November 18, 1996 ("the Agreement");

     WHEREAS, the Parties amended the Agreement with Amendment Number One dated as of January 4, 1997;

     WHEREAS, the Parties amended the Agreement with a January 8, 1997 letter agreement; and

     WHEREAS, MCI and CellStar desire to amend the Agreement further, to change certain terms of the Agreement;

     NOW, THEREFORE, the Parties hereto agree that the Agreement is amended, effective March 30, 1997, as follows:

1. Attachment A to Exhibit C shall be hereby deleted and replaced by the attached Attachment A to Exhibit C.

Unless otherwise deleted or changed herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have caused this Amendment Number Two to be duly executed as of the date hereof.


MCI TELECOMMUNICATIONS                  CELLSTAR, LTD.
CORPORATION                             By NATIONAL AUTO CENTER, INC.
                                           General Partner

By: /s/ Victoria Harker                 By: /s/ R.M. GOZIA
    ------------------------------          ------------------------------

Printed                                 Printed
Name:   Victoria Harker                 Name:   Richard M. Gozia
       ---------------------------             ---------------------------

Title: Vice President of Finance        Title:  President
       ---------------------------             ---------------------------

Date:   6/4/97                          Date:   5-21-97
      ----------------------------            ----------------------------

                                ATTACHMENT A (Revised as of March 30, 1997)
                                INVENTORY ITEMS


MCI PAGERS

PART NUMBER             DESCRIPTION     FREQUENCY       COV

BPNXA86BLK002           PRONTO BLACK    929.8625        L

BBFXA86BLK002           BRAVO BLACK     929.8625        L

BBFXA58BLK002           BRAVO BLACK     929.5875        R/N

BUXXA86BLK002           ULTRA BLACK     929.8625        L

BUXXA56TTL002           ULTRA TEAL      929.8625        L

BUXXA86CIC002           ULTRA CRAN      929.8625        L

BUXXA56BBL002           ULTRA BLUE      929.8625        L

BUXXA58BLK002           ULTRA BLACK     929.5875        R/N

BAGXA86BLK002           ADVISOR BLACK   929.8625        L

BAGXA58BLK002           ADVISOR BLACK   929.5875        R/N

BAGXA86BLK002S          ADVISOR BLACK   929.8625        L
                        SPORTS

BAGXA58BLK002S          ADVISOR BLACK   929.5875        R/N
                        SPORTS

BUXRE70BLK002           ULTRA BLACK     158.7000        L

BUXRE10BLK002           ULTRA BLACK     158.1000        L

BUXRD84BLK002           ULTRA BLACK     152.8400        L

BPNXA96BLK002           PRONTO BLACK    929.9625        L

BPNXA73BLK002           PRONTO BLACK    929.7375        L

BBFXA96BLK002           BRAVO BLACK     929.9625        L

BBFXA96TTL002           BRAVO TEAL      929.9625        L

BBFXA96CIC002           BRAVO CRAN      929.9625        L

BBFXA96BBL002           BRAVO BLUE      929.9625        L

BBFXA86TTL002           BRAVO TEAL      929.8625        L

PART NUMBER             DESCRIPTION     FREQUENCY       COV

BBFXA86CIC02            BRAVO CRAN      929.8625        L

BBFXA86BBL002           BRAVO BLUE      929.8625        L

BBFXA73BLK002           BRAVO BLACK     929.7375        L

BBFXA73TTL002           BRAVO TEAL      929.7375        L

BBFXA73CIC002           BRAVO CRAN      929.7375        L

BBFXA73BBL002           BRAVO BLUE      929.7375        L

BUXXA96BLK002           ULTRA BLACK     929.9625        L

BUXXA96TTL002           ULTRA TEAL      929.9625        L

BUXXA96CIC002           ULTRA CRAN      929.9625        L

BUXXA96BBL002           ULTRA BLUE      929.9625        L

BUXXA73BLK002           ULTRA BLACK     929.7375        L

BUXXA73TTL002           ULTRA TEAL      929.7375        L

BUXXA73CIC002           ULTRA CRAN      929.7375        L

BUXXA73BBL002           ULTRA BLUE      929.7375        L

BAGXA96BLK002           ADVISOR BLACK   929.9625        L

BAGXA73BLK002           ADVISOR BLACK   929.7375        L

BAGXA96BLK002S          ADVISOR BLACK   929.9625        L
                        SPORTS

BAGXA73BLK002S          ADVISOR BLACK   929.7375        L
                        SPORTS

BUXRD45BIL002           ULTRA BLACK     454.4500        L

BUXXA63BLK002           ULTRA BLACK     929.6375        L

BUXRE78BLK002           ULTRA BLACK     929.7875        L

BUXXA16BLK002           ULTRA BLACK     929.6125        L

PART NUMBER             DESCRIPTION             FREQUENCY       COV

PTN1F01GRY001           MOTOROLA                NPCS/1/         N
                        VOICENOW PAGER

BRSXA86CHG000           MOTOROLA                929.8625        L
                        RSVP PAGER

BAPXA86BLK000           MOTOROLA                929.8625        L
                        ADVISOR PRO FLEX

BAPXA58BLK000           MOTOROLA                929.5825        R/N
                        ADVISOR PRO FLEX

BFXXA86BLK000           UNIDEN FX9400           929.8625        L
                        PAGER


PREPAID PAGERS

     PART NUMBER        DESCRIPTION             FREQ            COVERAGE

     SKYF2PP050         PRONTO FLX              931.4375        L/R/N
                        (50 PREPAID PAGES)

     SKYF2PP500         PRONTO FLX              931.4375        L/R/N
                        (500 PREPAD PAGES)

PREPAID CALLING CARDS

Harley 20 Unit
Collectors' Independence Day 4 30 Units
Collectors' Independence Day 4 30 Units (Promotional Cards)

MCI Prepaid Kit - Counter Spinner
MCI Prepaid Kit - Double Pocket Acrylic

MCI Prepaid Refill Packs - 15 Unit
MCI Prepaid Refill Packs - 30 Unit
MCI Prepaid Refill Packs - 60 Unit
MCI Prepaid Refill Packs - 75 Unit


--------------------

    /1/PageNet Narrowband PCS frequency.

UNITED ARTIST THEATERS PROMOTIONAL MOVIE TICKETS



FULFILLMENT, COLLATERAL AND PROMOTIONAL MATERIALS

Including, but not limited to:

User Guide and Terms & Conditions
Warranty Cards
Box Sleeves
Alpha Paging Software
Sweepstakes Cards
Paging Correspondence Maps
Sports Paging Brochures
Other Brochures
Other Promotional Materials
Sales Aids
Long Distance Welcome Letters
Buckslips
Greeter Flyers
Other Collateral Materials

STAND-ALONE INTERNET SOFTWARE

        SKU        DESCRIPTION

        NETDISKS   MCI INTERNET SOFTWARE - DISKS
        NETCDROM   MCI INTERNET SOFTWARE - CDROM

PAGER ACCESSORIES

Straight Pager Bungee
Curly Pager Bungee
Pager Replacement Clip
Pager Safety Chain